Financial risk management - Capital risk management (Details) - CNY (¥) ¥ in Thousands	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Financial risk management
Total borrowings	¥ 105,343	¥ 201,876
Add: Convertible note (Note 27)	19,506	64,565
Less: Cash and cash equivalents (Note 19)	(62,336)	(12,161)
Restricted cash (Note 19)		(1,547)
Net debt	62,513	252,733
Total equity	33,629	(125,880)	¥ (186,422)	¥ 425,736
Total capital	¥ 96,142	¥ 126,853
Gearing ratio	64.26%	199.23%